Exhibit 10.8

                 FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT


     THIS AGREEMENT isa adopted this 1st day of January 2003, by and between FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA, a state-chartered commercial bank located in Lodi, California, or its successors (the "Company") and __________________ (the "Executive").

                                  INTRODUCTION

       To attract, retain and reward quality Executives and to provide a potentially higher level of retirement income, the Company is willing to provide the Executive with this Executive Indexed Retirement Agreement. The Company will pay the benefits from its general assets.

                                    AGREEMENT

       The Executive and the Company agree as follows:

                                    Article 1
                                   Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Adjustment Rate" shall mean the figure equal to one minus the Company's highest marginal tax rate for the current calendar year.

     1.2 "Change of Control" means a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), provided, however, that without limitation, such a Change of Control shall be deemed to have occurred if:

          1.2.1 any person or group (as such terms are used in connection with Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or

          1.2.2 the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter.

     1.3 "Disability" means the Executive suffering a sickness, accident or injury which has been determined by the carrier of any individual or group disability insurance policy covering the Executive, or by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

     1.4 "Normal Retirement Age" means the Executive's sixty-fifth (65th) birthday.

     1.5 "Normal Retirement Date" means the later of Normal Retirement Age or Termination of Employment.

     1.6 "Plan Year" means each calendar year from January 1 through December
31. In the year of implementation, it shall commence with the date of this Agreement and end on December 31, 2003.

     1.7 "Retirement Account" means the account maintained on the books of the Company as described in Section 2.2.

     1.8 "Simulated Investments" mean investments specified by the Company for use in measuring the Retirement Benefit. Subject to Article 2, the Company can change the Simulated Investments only with the Executive's written agreement. The Simulated Investments shall be of equal initial amounts.

     1.9 "Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

     1.10 "Termination of Employment" means the Executive ceases to be employed by the Company for any reason, voluntary or involuntary, other than a leave of absence approved by the Company.

     1.11 "Termination for Cause" means the Company terminating the Executive's employment for conviction of a felony resulting in a material economic adverse effect on the Company.

     1.12 "Years of Employment" means the total number of twelve-month periods during which the Executive has been employed on a full-time basis by the Company, inclusive of any leave of absence approved by the Company.

                                    Article 2
                               Retirement Account

     2.1 Simulated Investments. The Company shall establish two Simulated Investments in the amount of $___________ as of January 1, 2003, as follows:

          2.1.1 Simulated Investment Number One shall track the cash surrender value of specified life insurance policies as described in Appendix A.

          2.1.2 Simulated Investment Number Two shall track the value of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings equal the current 5-year Treasury Bill rate, which shall initially be set at 4.30%, which shall continue through December 31, 2003. Each January 1 thereafter the rate shall be reset based on the average 5-year Treasury Bill rate for the previous month of December according to Bloomberg. Simulated Investment Number Two assumes the income tax rate to be the Company's highest marginal tax rate for the current calendar year (which is 42.046%, using a Federal rate of 35% and a State franchise tax rate of 10.84%), and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

     2.2 Retirement Account. The Company shall establish a Retirement Account on its books for the Executive. The amount to be added to the Retirement Account each year until Termination of Employment, but not beyond Normal Retirement Age, will be:

          2.2.1 Prior to November 1, 2003: fifty percent (50%) of the sum determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate.

          2.2.2 Effective November 1, 2003: one hundred percent (100%) of the sum determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate.

                           Benefit Calculation Example
    ------------------------------------------------------------------------

                                                 Simulated                        50% of Excess        Amount
                                              Investment #1*      Simulated          Gain***        Allocated to
                                                   6.0%         Investment #2      (Simulated     the Participant's
                                              (Tax-Preferred         4.3%         Investment #1       Retirement
                                                  Asset)        (Taxable Asset)    minus #2 / 2)       Account**
                                             ------------------------------------------------------------------------
Asset Allocation:  $1,000,000                       (1)              (2)               (3)               (4)
---------------------------------------------------------------------------------------------------------------------
Pre-Tax Income                                    60,000            43,000

After-Tax Income (42.046% tax)                    60,000            24,920           17,540            $30,265
---------------------------------------------------------------------------------------------------------------------

*Year end cash value of the life insurance policy. Cash Value is the policy earning minus the mortality charge. **The amount allocated to the Participant's Retirement Account is calculated by taking the excess gain (17,540) and dividing this number by one (1) minus the company's highest marginal tax rate (currently 42.046%) For Example: 1-.42046 = .57954. Therefore 17,540/.57954 = 30,265.
***After November 1, 2003 this would be 100% of excess gain.

     In addition, the annual amount added to the Retirement Account shall never be less than one percent (1%) of Simulated Investment Number One.

     2.3 Statement of Accounts. The Company shall provide to the Executive, within sixty (60) days after each Plan Year, a statement setting forth the Executive's Retirement Account balance.

     2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Executive is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.

                                    Article 3
                                Normal Retirement

     Upon the Executive attaining their Normal Retirement Date, the Company shall pay a benefit to the Executive which is equal to the Executive's Retirement Account balance as of the month ending immediately following the Executive's Normal Retirement Date. The Company shall pay the benefit to the Executive as elected on Appendix B.

                                    Article 4
                         Early Termination of Employment

     Upon the Executive's Termination of Employment prior to Normal Retirement Age and prior to completing five (5) Years of Employment for any reason other than Change of Control or Disability, the Company shall not pay a benefit to the Executive under this Agreement.

       Upon the Executive's Termination of Employment prior to Normal Retirement Age and after completing five (5) Years of Employment for any reason other than Termination for Cause, the Company shall pay a benefit to the Executive which is equal to the Executive's Retirement Account balance as of the month ending immediately following the Executive's Termination of Employment. The Company shall pay the benefit to the Executive as elected on Appendix B.

     Upon the Executive's Termination for Cause, the Company shall not pay any benefit to the Executive under this Agreement.

                                    Article 5
                               Disability Benefit

     Upon the Executive's Termination of Employment following a Disability, the Company shall pay to the Executive a benefit equal to the Retirement Account balance as of the month immediately following the Executive's Disability. The Company shall pay the benefit to the Executive as elected on Appendix B.

                                    Article 6
                                Change of Control

     Upon a Change of Control the Executive shall be entitled to receive a benefit in the amount of the present value of $___________, "N" years in the future applying a discount value of "Y". For purposes of this calculation, "N" is defined as the number of years between the Executive's age on the date that the Change of Control event occurs and his/her sixty-fifth (65th) birthday, and "Y" is the 5-year Treasury Bill rate on the date that the Change of Control event occurs. The Company shall pay the benefit to the Executive as elected on Appendix B.

    ------------------------------------------------------------------------
                  Change of Control Benefit Calculation Example
    ------------------------------------------------------------------------
      Date of Change of Control Event                     January 1, 2007
    ------------------------------------------------------------------------
      Date of Birth of Executive                            MM/DD/YYYY
    ------------------------------------------------------------------------
      Age of Executive at Change of Control Event                __
    ------------------------------------------------------------------------
      N=                                                         __
    ------------------------------------------------------------------------
      Y=*                                                        5%
    ------------------------------------------------------------------------
      Future Value of Benefit at Age 65**                     $_______
    ------------------------------------------------------------------------
      Present Value of Benefit at Date of COC Event           $_______
    ------------------------------------------------------------------------
     * assumed for purposes of this example

**This amount has been established only for purposes of Article 6 and is based upon the estimated benefit that will be available to the Executive upon reaching age 65. The actual benefit available at age 65 in the event of Normal Retirement will be determined according to Article 2.
    ------------------------------------------------------------------------

                                    Article 7
                                 Death Benefits

     The company shall not pay a death benefit under this Agreement if the executive elects to have their benefit paid in any manner other than a lump-sum death benefit. A death benefit may be provided according to the terms of a separate Split Dollar Agreement entered into by the Company and the Executive.

                                    Article 8
                                  Beneficiaries

     8.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

     8.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    Article 9
                               General Limitations

     9.1 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact provided to the Company, or on any application for any benefits provided by the Company to the Executive, which causes the Company financial harm.

                                   Article 10
                          Claims and Review Procedures

     10.1 Claims Procedure. Any person or entity ("claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

          10.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Company a written claim for the benefits.

          10.1.2 Timing of Company Response. The Company shall respond to such claimant within 90 days after receiving the claim. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

          10.1.3 Notice of Decision. If the Company denies part or all of the claim, the Company shall notify the claimant in writing of such denial. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

          (a) The specific reasons for the denial,

          (b) A reference to the specific provisions of this Agreement on which the denial is based,

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

          (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

          (d) An explanation of this Agreement's review procedures and the time limits applicable to such procedures, and

          (e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

     10.2 Review Procedure. If the Company denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Company of the denial, as follows:

          10.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Company's notice of denial, must file with the Company a written request for review.

          10.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Company shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

          10.2.3 Considerations on Review. In considering the review, the Company shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          10.2.4 Timing of Company Response. The Company shall respond in writing to such claimant within 60 days after receiving the request for review. If the Company determines that special circumstances require additional time for processing the claim, the Company can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Company expects to render its decision.

          10.2.5 Notice of Decision. The Company shall notify the claimant in writing of its decision on review. The Company shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

          (a) The specific reasons for the denial,

          (b) A reference to the specific provisions of this Agreement on which the denial is based,

          (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

          (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                   Article 11
                           Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                   Article 12
                                  Miscellaneous

     12.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, successors, executors, administrators and transferees.

     12.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     12.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California except to the extent preempted by the laws of the United States of America.

     12.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

     12.5 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     12.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     12.7 Unfunded Arrangement. The Executive is a general unsecured creditor of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or any other asset held in connection with this Agreement is a general asset of the Company to which the Executive has no preferred or secured claim.

     12.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     12.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

     (a) Establishing and revising the method of accounting for the Agreement;

     (b) Maintaining a record of benefit payments; and (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

     12.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

EXECUTIVE:                                    COMPANY:

____________________________________          FARMERS & MERCHANTS BANK OF
Executive                                     CENTRAL CALIFORNIA

                                            By _______________________________
                                         Title _______________________________

                                   Appendix A

                              Simulated Policy Data

                 FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

                         Name of Executive:_____________


     -------------------------------- ----------------------------------------
     Insurance Carrier:               Clarica Life Insurance Company
     -------------------------------- ----------------------------------------
     Policy Type:                     Universal Life, No Load
     -------------------------------- ----------------------------------------
     Product Name:
     -------------------------------- ----------------------------------------
     Insured's Sex and Age:
     -------------------------------- ----------------------------------------
     Classification:
     -------------------------------- ----------------------------------------
     Initial Face Amount:
     -------------------------------- ----------------------------------------
     Single Premium Amount:
     -------------------------------- ----------------------------------------
     Issue Date:
     -------------------------------- ----------------------------------------
     Death Benefit Option:
     -------------------------------- ----------------------------------------

     -------------------------------- ----------------------------------------
     Insurance Carrier:               Jefferson-Pilot Life Insurance Company
     -------------------------------- ----------------------------------------
     Policy Type:                     Universal Life, No Load
     -------------------------------- ----------------------------------------
     Product Name:
     -------------------------------- ----------------------------------------
     Insured's Sex and Age:
     -------------------------------- ----------------------------------------
     Classification:
     -------------------------------- ----------------------------------------
     Initial Face Amount:
     -------------------------------- ----------------------------------------
     Single Premium Amount:
     -------------------------------- ----------------------------------------
     Issue Date:
     -------------------------------- ----------------------------------------
     Death Benefit Option:
     -------------------------------- ----------------------------------------

     -------------------------------- ----------------------------------------
     Insurance Carrier:               New York Life Insurance Company
     -------------------------------- ----------------------------------------
     Policy Type:                     Universal Life, No Load
     -------------------------------- ----------------------------------------
     Product Name:
     -------------------------------- ----------------------------------------
     Insured's Sex and Age:
     -------------------------------- ----------------------------------------
     Classification:
     -------------------------------- ----------------------------------------
     Initial Face Amount:
     -------------------------------- ----------------------------------------
     Single Premium Amount:
     -------------------------------- ----------------------------------------
     Issue Date:
     -------------------------------- ----------------------------------------
     Death Benefit Option:
     -------------------------------- ----------------------------------------

     -------------------------------- ----------------------------------------
     Insurance Carrier:               West Coast Life Insurance Company
     -------------------------------- ----------------------------------------
     Policy Type:                     Universal Life, No Load
     -------------------------------- ----------------------------------------
     Product Name:
     -------------------------------- ----------------------------------------
     Insured's Sex and Age:
     -------------------------------- ----------------------------------------
     Classification:
     -------------------------------- ----------------------------------------
     Initial Face Amount:
     -------------------------------- ----------------------------------------
     Single Premium Amount:
     -------------------------------- ----------------------------------------
     Issue Date:
     -------------------------------- ----------------------------------------
     Death Benefit Option:
     -------------------------------- ----------------------------------------

                                   Appendix B

                             Form of Benefit Payment

                 FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

                                    Executive
-------------------------------------------------------------------------------

I elect to receive the Benefits under Article 3 of the Agreement in the following manner: [Initial One]

____ Payable in a lump sum within forty-five (45) days after the Normal
     Retirement Date.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing with the month following the Normal Retirement Date, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable in a lump sum to my beneficiary upon my death, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing
         ____________________________, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

I understand that I may change the manner in which this benefit is paid to me at any time up to thirteen (13) months prior to Retirement and I accept any tax consequences relating to said change.

Signature   ______________________________       Date  _______________________
                      Executive

-------------------------------------------------------------------------------

I elect to receive the Benefits under Article 4 of the Agreement in the following manner: [Initial One]

____ Payable in a lump sum within forty-five (45) days after Termination of Employment.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing with the month following Termination of Employment, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable in a lump sum to my beneficiary upon my death, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing ____________________________, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

I understand that I may change the manner in which this benefit is paid to me at any time up to thirteen (13) months prior to Termination of Employment and I accept any tax consequences relating to said change.

Signature   ______________________________        Date  _____________________
                      Executive

-------------------------------------------------------------------------------

I elect to receive the Benefits under Article 5 of the Agreement in the following manner: [Initial One]

____ Payable in a lump sum within forty-five (45) days after Termination of Employment following a Disability.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing with the month following Termination of Employment following a Disability, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable in a lump sum to my beneficiary upon my death, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing ____________________________, determined by calculating a fixed annuity for the number of years chosen using the Retirement Account Balance, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

I understand that I may change the manner in which this benefit is paid to me at any time up to thirteen (13) months prior to Termination of Employment following a Disability and I accept any tax consequences relating to said change.

Signature   ______________________________        Date  _______________________
                      Executive

-------------------------------------------------------------------------------

I elect to receive the Change of Control Benefit under Article 6 of the Agreement in the following manner: [Initial One]

____ Payable in a lump sum within forty-five (45) days after a Change of Control
     (as defined in Article 1.2).

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing with the month following a Change of Control, determined by calculating a fixed annuity for the number of years chosen using the Change of Control Benefit, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable in a lump sum to my beneficiary upon my death, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

____ Payable over _____ years [insert number of years, not to exceed 25 years] in equal monthly installments commencing _________________________, determined by calculating a fixed annuity for the number of years chosen using the Change of Control Benefit, crediting interest on the unpaid balance as determined in accordance with Section 2.1.2.

I understand that I may change the manner in which this benefit is paid to me at any time up to 13 months prior to a Change of Control event occurring and I accept any tax consequences relating to said change.

Signature   ______________________________      Date   _______________________
                      Executive
------------------------------------------------------------------------------


Received by the Company this _____ day of _____________, 2003.

By  ____________________________________     Title  __________________________

                             Beneficiary Designation

                 FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary:  _____________________________________________________________________

Relationship: _________________________________________________________________

Contingent:  __________________________________________________________________

Relationship:  ________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.


Signature   ________________________________

     Date   _________________________________



Received by the Company this ________ day of ___________________, 2003.

By  ______________________________________

Title  _____________________________________